Semiannual Report

EQUITY MARKET INDEX FUNDS

JUNE 30, 2001

T. ROWE PRICE

Report Highlights
-----------------
EQUITY MARKET INDEX FUNDS
-------------------------
o Stocks fell as the economy slowed in the first half of 2001. Rallies triggered by interest rate reductions were cut short by weak economic data and corporate earnings reports.
o The Equity Index 500 Fund returned -6.91% and -15.11% for the 6- and 12-month periods ended June 30, respectively.
o The Total Equity Market Index Fund returned -5.91% in the last six months and -15.06% for the 12-month period.
o The Extended Equity Market Index Fund returned -4.14% in the first half of 2001 and -19.19% since mid-2000.
o Stronger economic and corporate earnings growth--possibly later this year but more likely in 2002--should benefit the stock market. Volatility is expected to persist.


UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Major U.S. stock indexes declined in the first half of 2001 as economic growth nearly slowed to a halt. In an attempt to jump-start the sluggish economy, the Federal Reserve aggressively reduced short-term interest rates. As corporate profits continued to weaken, companies increasingly reduced spending, output, and their number of employees.

MARKET ENVIRONMENT

     The U.S. economy continued to weaken in the six-month period ended June 30, 2001. GDP growth was about 1%, industrial production decreased as businesses tried to eliminate excess inventory, and unemployment began to climb. In addition, the number of companies declaring bankruptcy increased, and corporations curtailed spending to improve their financial health.

     In an attempt to reinvigorate the faltering economy, the Federal Reserve initiated an aggressive easing of monetary conditions in early January. Through the end of June, the Fed lowered the fed funds rate 275 basis points (two-and-three-quarters percentage points) to 3.75%--a seven-year low. This was the sharpest six-month decline for short-term rates in nearly two decades.

     Historically, stocks rise when rates decline as investors anticipate improving business conditions. Unfortunately, strong market rallies in January and April--which followed unexpected rate reductions between the Fed's regularly scheduled monetary policy meetings--were cut short by frequent reminders of the economy's distress. Corporations continued to warn that earnings would be weaker than expected, and economic data gave no indications that a rapid upturn was imminent. Nevertheless, some stocks performed well and posted positive returns in the first half of the year. Value stocks again surpassed growth by a wide margin, especially among small- and mid-cap issues, as investors generally favored companies with stable business prospects over speculative equity investments.

SECTOR PERFORMANCE



          WILSHIRE 5000 RETURNS BY SECTOR
          -------------------------------
          Periods Ending 6/30/01       6 Months     12 Months
          ---------------------------------------------------
          Basic Materials                9.44%       14.02%
          Business Services
          and Transportation            -0.48       -28.05
          Capital Equipment              0.24        -5.85
          Consumer Cyclicals            12.48         9.18
          Consumer Nondurables         -11.01        -0.56
          Consumer Services              4.69        -4.55
          Education                     16.18        51.74
          Energy                        -7.44         6.75
          Financial                     -1.00        24.99
          Investment Companies          22.47        11.86
          Miscellaneous                 -1.92        15.43
          Process Industries            -0.83        16.79
          Technology                   -22.42       -49.01
          Utilities                     -3.33       -14.88



     Technology and telecommunications stocks continued to implode as companies in these industries contended with overcapacity and reduced technology spending throughout the economy. High debt burdens exacerbated their problems, and warnings that corporate earnings and revenues would fall below already-low expectations were commonplace. Some of the biggest casualties were LUCENT TECHNOLOGIES, whose credit rating was dropped to "junk" status in June; PSINet, an Internet service provider that filed for bankruptcy protection; and NORTEL NETWORKS, which announced one of the largest quarterly losses in corporate history. However, a handful of large-cap tech issues bucked the negative trend and posted strong gains.

     Health care stocks were generally disappointing in the last six months. Biotechnology stocks fell as investors continued to shun companies with less certain earnings prospects. Pharmaceutical shares, which are usually buoyed by steady demand for medication during periods of economic weakness, declined as investors booked profits from their strong advance in 2000.

     Despite lower short-term interest rates, utilities and financial services stocks--two rate-sensitive groups that also performed well last year--were mostly lower in the last six months. Utilities were rocked by the financial problems of PG&E (whose Pacific Gas & Electric subsidiary filed for bankruptcy protection) and Southern California Edison (a subsidiary of EDISON
INTERNATIONAL) stemming from California's flawed deregulation scheme. In the financial sector, brokerages and asset managers were hurt by weak equity markets and reduced underwriting activity and investor trading.

        PORTFOLIO CHARACTERISTICS
        -------------------------
                                                              Extended
                                Equity    Total Equity          Equity
        As of 6/30/01        Index 500    Market Index    Market Index
        -------------        ---------    ------------    ------------
        Market Cap
        (Investment-
        Weighted Median)   $59.8 billion  $34.8 billion   $1.8 billion
        ...............................................................
        Earnings Growth
        Rate Estimated
        Next 5 Years*          14.4%          14.4%          16.8%
        ................................................................
        P/E Ratio (Based
        on Next 12 Months'
        Estimated Earnings)    22.4           22.4           21.7
        ................................................................

        * Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

     On the plus side, cyclical and industrial stocks rallied strongly amid hopes that the Fed's aggressive monetary easing would lift the economy later this year. One cyclical group with outstanding performance was the long-embattled steel sector. Steel-makers were boosted by news that President Bush was ordering the U.S. International Trade Commission to investigate the effect of foreign steel imports on domestic producers, which could lead to new import restrictions to help protect the industry.

     Stocks of companies that develop natural resources were mixed in the last six months. Gold-mining stocks rushed higher, boosted by a mid-May rally in gold prices and industry consolidation, but energy stocks tracked a decline in oil and natural gas prices.

     Equity Index 500 Fund
     ---------------------

            PERFORMANCE COMPARISON
            ----------------------
            Periods Ending 6/30/01       6 Months    12 Months
            --------------------------------------------------
            Equity Index 500 Fund         -6.91%      -15.11%
            ..................................................
            S&P 500                       -6.70       -14.83
            ..................................................

     Your fund returned -6.91% and -15.11% for the 6- and 12-month periods ended June 30, respectively. As shown in the table, the fund closely tracked but slightly lagged the performance of the unmanaged Standard & Poor's 500 Stock Index in both periods. The fund usually trails the index because of its annual operating and management expenses.

     Despite their weakness, technology stocks remained the fund's largest sector allocation in the last six months. Some of our worst performers were former bellwethers of the New Economy, such as CISCO SYSTEMS, data-storage provider EMC, NORTEL NETWORKS, software developer ORACLE, SUN MICROSYSTEMS, and optical-fiber maker CORNING. However, as mentioned earlier, a few tech giants rose strongly, including IBM, MICROSOFT, and DELL COMPUTER. Microsoft was boosted in part by an important legal victory in its antitrust fight with the U.S. government. In late June, a federal appeals court overturned the ruling that would have forced the company to split apart.

     Financial services stocks as a group declined in the last six months, but their representation in the fund increased, partially because several financial firms joined the S&P 500 (discussed below). One of the sector's best performers was BANK OF AMERICA, which was boosted by falling interest rates and a series of upgrades from brokerage firms. The health care sector slipped as drug giants PFIZER, BRISTOL-MYERS SQUIBB, and MERCK fell amid concerns that new drug development would wane in the next few years.

     Other top contributors to performance were telecom behemoths AT&T and VERIZON COMMUNICATIONS. These telephone companies were recognized as having better fundamentals than smaller, emerging telecom carriers, many of which have defaulted on their debts, filed for bankruptcy protection, or completely shut down. In the consumer sector, PHILIP MORRIS extended last year's rally. The tobacco company was perceived as a safe haven from the equity market turmoil and benefited from its spin-off of KRAFT FOODS. In contrast, COCA-COLA was one of the fund's worst performers, as the beverage maker announced that it expected lower earnings and unit case volume growth this year.

     Mergers and acquisitions frequently lead to changes in the S&P 500 Index, but because of diminished corporate activity, there were only 13 changes to the index in the first six months of 2001. Three new entrants represent the financial services sector: insurance giant JOHN HANCOCK FINANCIAL SERVICES, ZIONS BANCORP, and CONCORD EFS, which provides electronic transaction and payment processing services. Also added to the index were energy companies MIRANT and NOBLE DRILLING, PEPSI BOTTLING GROUP, FISERV, and executive search firm TMP WORLDWIDE. The remaining new additions--Jabil Circuit, ROCKWELL COLLINS, CINTAS, CITIZENS COMMUNICATIONS, and UNIVISION COMMUNICATIONS--hailed from a variety of sectors.

     Total Equity Market Index Fund
     ------------------------------
     Your fund returned -5.91% and -15.06% for the 6- and 12-month periods ended June 30, respectively. As shown in the table, the fund's performance was mostly in line with that of its benchmark, the Wilshire 5000 Total Market Index, in both periods.

            PERFORMANCE COMPARISON
            ----------------------
            Periods Ending 6/30/01       6 Months    12 Months
            ----------------------------------------------------
            Total Equity Market
            Index Fund                    -5.91%      -15.06%
            ....................................................
            Wilshire 5000 Total
            Market Index *                -5.79       -15.34
            ....................................................
            * Wilshire 5000 returns calculated as of 7/10/01.

     Because the Wilshire 5000 includes more than 7,000 domestic companies, it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index. As of June 30, the fund owned nearly 2,300 companies.

     In general, what was true about the performance of the Equity Index 500 Fund was also true for this fund. The Wilshire 5000, which represents the entire U.S. stock market, includes almost all S&P 500 companies. The largest components of the Wilshire index--as with the S&P 500--have the greatest influence on performance. In addition, the percentage weightings of the major sectors are very similar.

     The technology sector's weakness continued to weigh on the per-formance of the fund, and declines in high-profile, Nasdaq-traded bellwethers caused our tech sector exposure to slip in the last six months. Nevertheless, a few tech titans performed well during the period. One of our best holdings was the newly formed AOL TIME WARNER, a media-technology powerhouse with multiple well-recognized brand names under its roof. Helping the stock was the company's recent decision to raise its monthly America Online subscriber fees as well as the demise of other Internet service providers.

================================================================================

                   TOTAL EQUITY MARKET INDEX FUND
                   ------------------------------
                   On page 11 of the T. Rowe Price
                   Index Funds prospectus dated
                   May 1, 2001, the Total Equity
                   Market Index Fund's net expenses
                   were misstated as 0.30% of fund
                   assets. The correct expense
                   ratio is 0.40%.

================================================================================



     Although financial services stocks fell slightly in the last six months, the fund's financial services allocation rose as the tech sector's index representation receded. Two of our financial holdings--CITIGROUP and BANK OF AMERICA--were among our best performers. Another outstanding holding was LOWE'S COMPANIES, a home-improvement retailer whose business prospects were perceived to be better than those of its larger rival, HOME DEPOT. The stock surged more than 60% in the last six months.

     Extended Equity Market Index Fund
     ---------------------------------

            PERFORMANCE COMPARISON
            ----------------------
            Periods Ending 6/30/01        6 Months    12 Months
            -----------------------------------------------------
            Extended Equity Market
            Index Fund                     -4.14%      -19.19%
            .....................................................
            Wilshire 4500 Completion
            Index *                        -4.01       -19.42
            .....................................................
            * Wilshire 4500 returns calculated as of 7/10/01.


     Your fund returned -4.14% and -19.19% in the 6- and 12-month periods ended June 30, as shown in the table. Returns were mostly in line with those of its benchmark, the Wilshire 4500 Completion Index, in both periods.

     The index includes more than 6,000 small- and mid-cap companies, so it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics--including sector allocations and price/earnings ratio--closely resemble those of the index. As of June 30, the fund held approximately 2,900 names, 100 more than we owned six months ago.

     The fund's disappointing performance reflects our heavy exposure to the beleaguered technology sector. Internet-related companies SYCAMORE NETWORKS, EXODUS COMMUNICATIONS, BROCADE COMMUNICATIONS SYSTEMS, ARIBA, and JUNIPER NETWORKS were some of our worst performers. However, three tech names swam against the tide and performed very well: Internet auctioneer EBAY, video game software maker ELECTRONIC ARTS, and electronic circuit board maker JABIL CIRCUIT, which was added to the S&P 500 Index in January.


        SECTOR DIVERSIFICATION
        ----------------------
        Percent of                                               Extended
        Equities                    Equity    Total Equity         Equity
        As of 6/30/01            Index 500    Market Index   Market Index
        -------------            ---------    ------------   ------------
        Basic Materials             3.0%           2.7%           3.3%
        Business Services           0.9            1.6            4.0
        Consumer Discretionary      4.1            5.3            9.4
        Consumer Nondurables        6.9            6.1            3.4
        Durable Goods               1.3            2.8            8.2
        Energy                      7.3            5.9            4.2
        Financials                 18.5           18.7           17.5
        Health Care                13.6           13.1           12.9
        Industrial                  7.1            6.7            2.8
        Miscellaneous               0.1            0.1            0.4
        Retail                      6.3            5.9            3.9
        Technology                 21.6           22.1           22.5
        Telecommunications          5.6            4.9            2.3
        Transportation              0.7            1.0            2.1
        Utilities                   3.0            3.1            3.1


     Other top contributors to fund performance hailed from a variety of industries. MIRANT, which owns and operates power plants and distributes electricity, gas, and other forms of energy, was boosted by its promotion to the S&P 500 in April. ECHOSTAR COMMUNICATIONS, which provides video, audio, and data services to its customers via satellite, and cable network operator USA NETWORKS were also strong. Clothing retailer ABERCROMBIE & Fitch benefited from continued strong consumer spending, and AUTONATION, an owner and operator of car dealerships, was lifted by hopes for a stronger economy later this year.

OUTLOOK

     The economy remains weak but will probably avoid a deep recession, thanks to a recently enacted tax cut and the Federal Reserve's rapid monetary response to the most challenging economic conditions in a decade. Consumers have remained remarkably resilient, but businesses--especially those that provide products and services to other companies--have almost universally trimmed their budgets. Excess inventories are being depleted, but it could take some time for demand to pick up from depressed levels.

     Stronger economic and corporate earnings growth--possibly later this year but more likely in 2002--should be beneficial to equities. Volatility should continue to manifest itself in the form of occasional rallies and unexpected downdrafts, especially when surprising economic data and corporate earnings reports become available. We encourage investors to remain diversified and focused on long-term financial goals while waiting for better economic and stock market performance.

Respectfully submitted,

/s/

Richard T. Whitney
President and chairman of each fund's Investment Advisory Committee
July 18, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------

THE EVOLVING S&P 500 INDEX
--------------------------
Changes in the Index in 2001
----------------------------
ADDITIONS
---------
Rockwell Collins
John Hancock Financial Services
Zions Bancorp
TMP Worldwide
Pepsi Bottling Group
Mirant
Concord EFS
FIserv
Cintas
Citizens Communications
Univision
Jabil Circuit
Noble Drilling

DELETIONS
---------
Longs Drug Stores
Harcourt General
Alza
CIT Group
Adaptec
Briggs & Stratton
Ceridian
Old Kent Financial
Summit Bancorp
US Bancorp
Union Carbide
Coastal
Time Warner

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
Equity Index 500 Fund                                                 6/30/01
------------------------------------------------------------------------------
GE                                                                       4.4%
Microsoft                                                                3.5
Exxon Mobil                                                              2.7
Citigroup                                                                2.4
Pfizer                                                                   2.3
 ..............................................................................
AOL Time Warner                                                          2.1
Wal-Mart                                                                 2.0
American International Group                                             1.8
Intel                                                                    1.8
IBM                                                                      1.8
 ..............................................................................
Johnson & Johnson                                                        1.4
Merck                                                                    1.3
Verizon Communications                                                   1.3
SBC Communications                                                       1.2
Cisco Systems                                                            1.2
 ..............................................................................
Royal Dutch Petroleum                                                    1.1
Coca-Cola                                                                1.0
Philip Morris                                                            1.0
Home Depot                                                               1.0
Oracle                                                                   1.0
 ..............................................................................
Tyco International                                                       0.9
Bristol-Myers Squibb                                                     0.9
Bank of America                                                          0.9
Viacom                                                                   0.8
J.P. Morgan Chase                                                        0.8
 ..............................................................................
Total                                                                   40.6%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
Total Equity Market Index Fund                                        6/30/01
------------------------------------------------------------------------------
GE                                                                       3.4%
Microsoft                                                                2.8
Exxon Mobil                                                              2.2
Citigroup                                                                1.9
Pfizer                                                                   1.8
 ..............................................................................
AOL Time Warner                                                          1.7
Wal-Mart                                                                 1.6
American International Group                                             1.4
IBM                                                                      1.4
Intel                                                                    1.4
 ..............................................................................
Johnson & Johnson                                                        1.1
Merck                                                                    1.0
Verizon Communications                                                   1.0
SBC Communications                                                       1.0
Cisco Systems                                                            0.9
 ..............................................................................
Coca-Cola                                                                0.8
Philip Morris                                                            0.8
Home Depot                                                               0.8
Oracle                                                                   0.8
Berkshire Hathaway                                                       0.7
 ..............................................................................
Bristol-Myers Squibb                                                     0.7
Bank of America                                                          0.7
Viacom                                                                   0.7
J.P. Morgan Chase                                                        0.6
Fannie Mae                                                               0.6
 ..............................................................................
Total                                                                   31.8%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                  Percent of
                                                                  Net Assets
Extended Equity Market Index Fund                                    6/30/01
------------------------------------------------------------------------------
Berkshire Hathaway                                                       3.5%
Cox Communications                                                       0.8
eBay                                                                     0.6
Hughes Electronics                                                       0.6
Gemstar TV Guide                                                         0.6
 ..............................................................................
UPS                                                                      0.5
CIENA                                                                    0.4
VeriSign                                                                 0.4
BEA Systems                                                              0.4
Genzyme                                                                  0.4
 ..............................................................................
Goldman Sachs Group                                                      0.4
Juniper Networks                                                         0.3
Brocade Communications Systems                                           0.3
IDEC Pharmaceuticals                                                     0.3
Equity Office Properties                                                 0.3
 ..............................................................................
Immunex                                                                  0.3
Genentech                                                                0.3
USA Networks                                                             0.3
Kraft Foods                                                              0.3
i2 Technologies                                                          0.3
 ..............................................................................
IVAX                                                                     0.3
SunGard Data Systems                                                     0.3
Human Genome Sciences                                                    0.3
Millennium Pharmaceuticals                                               0.3
Electronic Arts                                                          0.3
 ..............................................................................
Total                                                                   12.8%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


--------------------------------------------------------------------------------

   The following tables were depicted as line graphs in the printed material.
   --------------------------------------------------------------------------

                   S&P 500 Stock Index          Equity Index 500 Fund
                   -------------------          ---------------------
6/30/91                   10000                        10000
6/30/92                   11341                        11275
6/30/93                   12887                        12724
6/30/94                   13068                        12855
6/30/95                   16475                        16160
6/30/96                   20759                        20305
6/30/97                   27962                        27267
6/30/98                   36396                        35367
6/30/99                   44679                        43325
6/30/00                   47916                        46344
6/30/01                   40810                        39339


                     Wilshire 5000
                   Total Market Index      Total Equity Market Index Fund
                   ------------------      ------------------------------
1/30/98                   10000                        10000
6/30/98                   11484                        11521
6/30/99                   13734                        13779
6/30/00                   15041                        15081
6/30/01                   12733                        12809


                      Wilshire 4500               Extended Equity
                    Completion Index             Market Index Fund
                    ----------------             -----------------
1/30/98                   10000                        10000
6/30/98                   11100                        11240
6/30/99                   12271                        12493
6/30/00                   14983                        15038
6/30/01                   12073                        12153

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                 Since Inception
Periods Ended 6/30/01              1 Year  5 Years  10 Years Inception      Date
-------------------------------------------------------------------------------
Equity Index 500 Fund              -15.11%  14.14%   14.68%       -     3/30/90
 ...............................................................................
Total Equity Market Index Fund     -15.06      -       -       7.53%    1/30/98
 ...............................................................................
Extended Equity Market Index Fund  -19.19      -       -       5.88     1/30/98
 ...............................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

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PLAN PARTICIPANTS:
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on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

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or visit our Web site at
www.troweprice.com/investorcenters

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1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.        C50-051  6/30/01